Exhibit 99.1

2Q 2018 Earnings Call July 18, 2018

Safe Harbor Statement Certain statements included in this presentation are forward-looking and thus reflect our current expectations and beliefs with respect to certain current and future events and anticipated financial and operating performance. Such forward-looking statements are and will be subject to many risks and uncertainties relating to our operations and business environment that may cause actual results to differ materially from any future results expressed or implied in such forward-looking statements. Words such as “expects,” “will,” “plans,” “anticipates,” “indicates,” “believes,” “estimates,” “forecast,” “guidance,” “outlook,” “goals” and similar expressions are intended to identify forward-looking statements. Additionally, forward-looking statements include statements that do not relate solely to historical facts, such as statements which identify uncertainties or trends, discuss the possible future effects of current known trends or uncertainties, or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed or assured. All forward-looking statements in this presentation are based upon information available to us on the date of this presentation. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, except as required by applicable law. Our actual results could differ materially from these forward-looking statements due to numerous factors including, without limitation, the following: general economic conditions (including interest rates, foreign currency exchange rates, investment or credit market conditions, crude oil prices, costs of aircraft fuel and energy refining capacity in relevant markets); economic and political instability and other risks of doing business globally, including political developments that may impact our operations in certain countries; demand for travel and the impact that global economic and political conditions have on customer travel patterns; competitive pressures on pricing and on demand; demand for transportation in the markets in which we operate; our capacity decisions and the capacity decisions of our competitors; the effects of any hostilities, act of war or terrorist attack; the effects of any technology failures or cybersecurity breaches; the impact of regulatory, investigative and legal proceedings and legal compliance risks; disruptions to our regional network; the ability of other air carriers with whom we have alliances or partnerships to provide the services contemplated by the respective arrangements with such carriers; costs associated with any modification or termination of our aircraft orders; potential reputational or other impact from adverse events in our operations, the operations of our regional carriers or the operations of our code share partners; our ability to attract and retain customers; our ability to execute our operational plans and revenue-generating initiatives, including optimizing our revenue; our ability to control our costs, including realizing benefits from our resource optimization efforts, cost reduction initiatives and fleet replacement programs; the impact of any management changes; our ability to cost-effectively hedge against increases in the price of aircraft fuel if we decide to do so; any potential realized or unrealized gains or losses related to any fuel or currency hedging programs; labor costs; our ability to maintain satisfactory labor relations and the results of any collective bargaining agreement process with our union groups; any disruptions to operations due to any potential actions by our labor groups; an outbreak of a disease that affects travel demand or travel behavior; U.S. or foreign governmental legislation, regulation and other actions (including Open Skies agreements and environmental regulations); industry consolidation or changes in airline alliances; our ability to comply with the terms of our various financing arrangements; the costs and availability of financing; our ability to maintain adequate liquidity; the costs and availability of aviation and other insurance; weather conditions; our ability to utilize our net operating losses to offset future taxable income; the impact of changes in tax laws; the success of our investments in airlines in other parts of the world; and other risks and uncertainties set forth under Part I, Item 1A., “Risk Factors,” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2017, as well as other risks and uncertainties set forth from time to time in the reports we file with the U.S. Securities and Exchange Commission.

Oscar Munoz Opening Remarks Chief Executive Officer

Strong year-over-year earnings per share Reported pre-tax earnings of $857M with a pre-tax margin of 8.0% Reported adjusted1 pre-tax earnings of $1.1B with an adjusted1 pre-tax margin of 10.4% Revenue initiatives delivered ahead of expectations Continued cost discipline 1 Excludes special charges and mark-to-market loss on equity investments. For a GAAP to non-GAAP reconciliation, see Appendix A 17% 2Q18 2Q17 Earnings Per Share As adjusted1 GAAP $2.48 $2.67 $3.23 $2.76

Employee and customer satisfaction remains a top priority core4 is the beginning of a changing culture Flight attendant integration on track for October of this year Polaris roll-out on schedule A new Polaris equipped aircraft entering service every 10 days on average through 2020 Three world class lounges opened during the quarter in SFO, EWR and IAH

Recovering approximately 75% of higher fuel costs Full-year 2018 adjusted EPS1 guidance raised to $7.25 - $8.75 from previous guidance of $7.00 - $8.50 Higher yield, commercial and operational initiatives expected to offset fuel headwind Plan to continue to grow at a pace that maximizes profitability $6.50 - $8.50 January Guidance 2018E April Guidance 2018E 2020E $11.00 - $13.00 2018E $7.25 - $8.75 $7.00 - $8.50 Target adjusted earnings per share, diluted1 1 Excludes special charges, the nature of which are not determinable at this time, and the impact of mark-to-market adjustments on equity investments. Accordingly, the company is not providing earnings guidance on a GAAP basis

Scott Kirby President Operations and Revenue Update

Delivering top-tier operational performance continues to be our focus D:001 1 Consolidated system flights Source: masFlight 2Q16 2Q18 2Q17 2Q18 D:001 69.8% UA 70.0% WN 46.3% AA 65.2% DL Completion factor1 2Q16 98.3% 98.7% 2Q18 2Q17 98.6% 70.0% 69.7% 68.7%

Second-quarter 2018 revenue was strong and at the high-end of our outlook Continued strength in close-in bookings Outperformed in all regions with the exception of Latin International PRASM +4.3% Domestic PRASM +1.7%

Cargo revenue up 19% in the first half of 2018 607 +19% 1H18 1H17 511 Cargo Revenue $M Freight demand expected to continue to grow in the Pacific and in Latin America Almost a 40% increase in cargo revenue versus the first half of 2014

4.5% - 5.0% 2018 Guidance Update 2018 April Guidance 4.5% - 5.5% 2018 January Guidance 4.0% - 6.0% 2018 consolidated capacity growth guidance YOY consolidated ASM growth

Fleet flexibility in the event of a downturn 109 Lease expiations 2020E 2019E 94 Aircraft late in life-cycle with heavy maintenance due for major maintenance Flexibility levers in mainline fleet Estimated resulting capacity reduction (~12%) (~12%) Leased aircraft can be returned to lessor at time of contract expiration Aircraft late in life-cycle and due for heavy maintenance overhauls can be retired and used for spare parts 66 63 43 31

Continued to lead the industry in on-time departures core4 contributed to improved customer and employee satisfaction Mid-continent growth strategy driving increased connectivity and improved profitability Product segmentation driving improved revenue: Polaris, Basic Economy, Economy Plus Improved productivity and efficiency delivered industry-leading cost performance Positive momentum in the first half of 2018

Andrew Nocella Commercial Update Executive Vice President and Chief Commercial Officer

Geographic region overview – Consolidated PRASM up 3.0% year-over-year Domestic Latin Pacific Atlantic 1 Based on capacity from 3Q17-2Q18 % ASMs1 2Q18 YOY PRASM H/(L) Notes 56% 1.7% Pure domestic outperformed domestic leg of international 18% 7.9% ~2.0 point tailwind from foreign exchange 16% 3.4% Led by premium cabin and recovery in China 10% (2.9%) Weakness in Mexico and Nicaragua We expect third-quarter year-over-year consolidated PRASM to be up 4.0% to 6.0%

Segmentation Loyalty Revenue Management Commercial initiatives running in-line with expectations Gemini running on all flights and all cabins Results exceeded expectations in the first half of the year Rolled out Basic Economy in select Latin markets Launched a Basic Economy-like product across the Atlantic Launched a new United Explorer card in June New card acquisitions grew over 10% year-over-year in 2Q Rebanking Strong results following our rebank initiatives in Houston and Chicago Revenue to small cities from large/medium cities up over 10% year-over-year in 2Q

Opened three new world class Polaris lounges in the quarter EWR SFO IAH

Gerry Laderman Financial Update Senior Vice President Finance and acting Chief Financial Officer

Second-quarter 2018 earnings per share, diluted of $2.48 $M 2Q18 2Q17 H/(L) Total revenue $10,777 $10,008 7.7% Fuel expense $2,390 $1,669 43.2% Non-fuel expense1 $7,530 $7,062 6.6% Pre-tax earnings $857 $1,277 (32.9%) Net income $684 $821 (16.7%) Earnings per share, diluted $2.48 $2.67 (7.1%) Weighted average shares, diluted 275.6 307.7 (10.4%) Pre-tax margin 8.0% 12.8% (4.8) pts. 1 Includes non-fuel operating expense and non-operating expense

Second-quarter 2018 adjusted earnings per share, diluted of $3.23 $M 2Q18 2Q17 H/(L) Total revenue $10,777 $10,008 7.7% Fuel expense $2,390 $1,669 43.2% Adjusted non-fuel expense1,2 $7,266 $7,018 3.5% Adjusted pre-tax earnings2 $1,121 $1,321 (15.1%) Adjusted net income2 $889 $849 4.7% Adjusted earnings per share, diluted2 $3.23 $2.76 17.0% Weighted average shares, diluted 275.6 307.7 (10.4%) Adjusted pre-tax margin2 10.4% 13.2% (2.8) pts. Note: For a GAAP to non-GAAP reconciliation, see Appendix A 1 Includes non-fuel operating expense and non-operating expense 2 Excludes special charges and the impact of mark-to-market adjustments on equity investments

Total CASM increased 7.1% in the second quarter of 2018 Total CASM Year-over-year H/(L) FY18E2 ~5.1% 3Q18E1 ~6.3% 2Q18 1Q18 1 While the Company anticipates that it will record special charges throughout the year, at this time the Company is unable to provide an estimate of these charges with reasonable certainty 2 While the Company anticipates that it will record special charges throughout the year, at this time the Company is unable to provide an estimate of these charges, as well as an estimate of full-year profit sharing, with reasonable certainty 7.1% 4.3%

Non-fuel CASM decreased 0.4% in the second quarter of 2018 3Q18E2 (1.0%) – flat 2Q18 1 Non-fuel CASM (operating expense per available seat mile) excludes fuel, profit sharing, third-party business expenses and special charges. For a GAAP to non-GAAP reconciliation, see Appendix A 2 While the Company anticipates that it will record special charges throughout the year, at this time the Company is unable to provide an estimate of these charges with reasonable certainty 3 While the Company anticipates that it will record special charges throughout the year, at this time the Company is unable to provide an estimate of these charges, as well as an estimate of full-year profit sharing, with reasonable certainty Maintenance and information technology Productivity improvement Earlier ramp up of cost savings initiatives 2Q18 Cost Tailwinds On track to achieve full-year non-fuel CASM1,3 of down (1.0%) to flat Non-fuel CASM1 Year-over-year H/(L) (0.4%)

Capital allocation and fleet update 1 Excludes non-cash capital expenditures and fully reimbursable projects, the amount and timing of which are not determinable at this time. Accordingly, the Company is not providing capital expenditure guidance on a GAAP basis Capital Allocation Repurchased ~$1B worth of shares in the first half of the year, representing ~5% of shares outstanding as of year-end 2017 ~$2.0B in repurchase authority remaining Continue to expect full-year 2018 adjusted capital expenditures1 of $3.6B - $3.8B Fleet Update Began flying the Boeing 737 MAX-9 Took delivery of one Boeing 777-300ER and six Boeing 737 MAX 9 aircraft

Third-quarter 2018 guidance summary 3Q18 Capacity 4.5% - 5.5% PRASM 4.0% - 6.0% CASM ex1,2 (1.0%) - flat Fuel price3 $2.27 - $2.32 Adjusted pre-tax margin4 8.0% - 10.0% 1 Non-fuel CASM (operating expense per available seat mile) excludes fuel, profit sharing, third-party business expenses and special charges. For a GAAP to non-GAAP reconciliation, see Appendix A 2 While the Company anticipates that it will record special charges throughout the year, at this time the Company is unable to provide an estimate of these charges with reasonable certainty 3 Fuel price including taxes and fees and this price per gallon corresponds to fuel expense as reported in the income statement 4 Excludes special charges, the nature of which are not determinable at this time, and the impact of mark-to-market adjustments on equity investments. Accordingly, the company is not providing earnings guidance on a GAAP basis

Full-year 2018 guidance summary

	FY18 January Guidance	FY18 April Guidance	FY18 Update
Capacity	4.0% - 6.0%	4.5% - 5.5%	4.5% - 5.0%
CASM ex[1,2]	(1.0%) - flat	(1.0%) - flat	(1.0%) - flat
Fuel price[3]	~$2.11	$2.11- $2.18	$2.21 - $2.26
Adjusted Capex[4]	$3.6B - $3.8B	$3.6B - $3.8B	$3.6B - $3.8B
Adjusted EPS, diluted[5]	$6.50 - $8.50	$7.00 - $8.50	$7.25 - $8.75

[1] Non-fuel CASM (operating expense per available seat mile) excludes fuel, profit sharing, third-party business expenses and special charges. For a GAAP to non-GAAP reconciliation, see Appendix A

[2] While the Company anticipates that it will record special charges throughout the year, at this time the Company is unable to provide an estimate of these charges, as well as an estimate of full-year profit sharing, with reasonable certainty

[3] Fuel price including taxes and fees and this price per gallon corresponds to fuel expense as reported in the income statement

[4] Excludes non-cash capital expenditures and fully reimbursable projects, the amount and timing of which are not determinable at this time. Accordingly, the Company is not providing capital expenditure guidance on a GAAP basis

[5] Excludes special charges, the nature of which are not determinable at this time, and the impact of mark-to-market adjustments on equity investments. Accordingly, the company is not providing earnings guidance on a GAAP basis

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Question & Answer Session

UNITED

Appendix A: reconciliation of GAAP to Non-GAAP financial measures UAL evaluates its financial performance utilizing various accounting principles generally accepted in the United States of America (GAAP) and Non-GAAP financial measures, including pre-tax income (loss) excluding special charges and mark-to-market (“MTM”) gains and losses on equity investments, pre-tax margin excluding special charges and MTM gains and losses on equity investments, net income (loss) excluding special charges and MTM gains and losses on equity investments, diluted earnings (loss) per share excluding special charges and MTM gains and losses on equity investments, and cost per available seat mile (CASM), excluding special charges, third-party business expenses, fuel, and profit sharing, among others. UAL believes that adjusting for special charges is useful to investors because special charges are not indicative of UAL’s ongoing performance. UAL believes that adjusting for MTM gains and losses on equity investments is useful to investors because those unrealized gains or losses may not ultimately be realized on a cash basis. Reconciliations of reported non-GAAP financial measures to the most directly comparable GAAP financial measures are included below. For additional information related to special charges, see the press release issued by UAL, dated July 17, 2018, and filed on that date with the U.S. Securities and Exchange Commission as an exhibit to UAL’s Form 8-K. (in millions, except pre-tax margin and diluted earnings per share) Three Months Ended June 30, Income before income taxes excluding special charges and MTM losses on equity investments 2018 2017 Income before income taxes $857 $1,277 Add: special charges and MTM losses on equity investments before income taxes 264 44 Income before income taxes excluding special charges and MTM losses on equity investments (Non-GAAP) $1,121 $1,321 Pre-tax margin excluding special charges and MTM losses on equity investments Total operating revenue $10,777 $10,008 Pre-tax margin 8.0% 12.8% Pre-tax margin excluding special charges and MTM losses on equity investments (Non-GAAP) 10.4% 13.2% Net income, excluding special charges and MTM losses on equity investments Net income $684 $821 Add: special charges and MTM losses on equity investments before income taxes 264 44 Less: tax effect related to special charges and MTM losses on equity investments (59) (16) Net income, excluding special charges and MTM losses on equity investments (Non-GAAP) $889 $849 Diluted earnings per share excluding special charges and MTM losses on equity investments Diluted earnings per share $2.48 $2.67 Add: special charges and MTM losses on equity investments 0.96 0.14 Less: tax effect related to special charges and MTM losses on equity investments (0.21) (0.05) Diluted earnings per share, excluding special charges and MTM losses on equity investments (Non-GAAP) $3.23 $2.76 Weighted average shares, diluted 275.6 307.7

Appendix A: reconciliation of GAAP to Non-GAAP financial measures (continued) UAL also presented non-fuel expense excluding special charges and MTM gains and losses on equity investments. UAL believes that adjusting for special charges is useful to investors because special charges are not indicative of UAL’s ongoing performance. UAL believes that adjusting for MTM gains and losses on equity investments is useful to investors because those unrealized gains or losses may not ultimately be realized on a cash basis. (in millions) Three Months Ended June 30, Non-Fuel Expense excluding special charges and MTM losses on equity investments 2018 2017 Total operating expense $9,616 $8,571 Less: Aircraft fuel (2,390) (1,669) Add: Total nonoperating expense 304 160 Non-fuel expense 7,530 7,062 Less: Special charges and MTM losses on equity investments 264 44 Non-Fuel Expense excluding special charges and MTM losses on equity investments (Non-GAAP) $7,266 $7,018

Appendix A: reconciliation of GAAP to Non-GAAP financial measures (continued)

Cost per available seat mile (CASM) is a common metric used in the airline industry to measure an airline's cost structure and efficiency. UAL reports CASM excluding special charges, third-party business expenses, fuel and profit sharing. UAL believes that adjusting for special charges is useful to investors because special charges are not indicative of UAL's ongoing performance. UAL also believes that excluding third-party business expenses, such as maintenance, ground handling and catering services for third parties, and fuel sales, provides more meaningful disclosure because these expenses are not directly related to UAL's core business. UAL also believes that excluding fuel costs from certain measures is useful to investors because it provides an additional measure of management's performance excluding the effects of a significant cost item over which management has limited influence. UAL excludes profit sharing because this exclusion allows investors to better understand and analyze our cost performance and provides a more meaningful comparison of our core operating costs to the airline industry. Reconciliations of reported non-GAAP financial measures to the most directly comparable GAAP financial measures are included below.

(¢/ASM, except percentage change)	Three Months Ended June 30, 2018	2017	% Increase/ (Decrease)
Non-Fuel CASM Consolidated excluding special charges and MTM losses on equity investments			
Cost per available seat mile (CASM)	13.60	12.70	7.1
Less: Special charges (a)	0.18	0.07	NM
Less: Third-party business expenses	0.04	0.05	(20.0)
Less: Fuel expense	3.38	2.47	36.8
CASM, excluding special charges, third-party business expenses and fuel (Non-GAAP)	10.00	10.11	(1.1)
Less: Profit sharing	0.16	0.23	(30.4)
CASM, excluding special charges, third-party business expenses, fuel, and profit sharing (Non-GAAP)	9.84	9.88	(0.4)

Consolidated Unit Cost excluding special charges and MTM losses on equity investments	Estimated 3Q 2018			3Q 2017
Consolidated CASM excluding special charges (b)	13.05	-	13.38	12.43
Less: Third-party business expenses	0.04	-	0.05	0.04
Less: Fuel expense (c)	3.35	-	3.52	2.58
Less: Profit sharing	0.14	-	0.19	0.19
Consolidated CASM excluding special charges, third-party business expenses, fuel, and profit sharing	9.52	-	9.62	9.62

Consolidated Unit Cost excluding special charges and MTM losses on equity investments	Estimated FY 2018			FY 2017
Consolidated CASM excluding special charges and profit sharing (b)	13.34	-	13.56	12.80
Less: Third-party business expenses, and fuel (c)	3.33	-	3.45	2.69
Consolidated CASM excluding special charges, third-party business expenses, fuel, and profit sharing	10.01	-	10.11	10.11

(a) Special charges include the impact of certain primarily non-cash impairment, severance and other similar accounting charges.
(b) Excludes special charges. While the Company anticipates that it will record such special charges throughout the year in 2018, at this time the Company is unable to provide an estimate of these charges, as well as an estimate of full-year profit sharing, with reasonable certainty.
(c) Both the cost and availability of fuel are subject to many economic and political factors and are therefore beyond the Company's control.

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